Exhibit 99.2 Fiscal Q2 2020 Earnings + May 7, 2020

Forward-Looking Statements and non-GAAP Financial Measures Energizer Holdings, Inc. (the “Company”) and its management may make certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements represent the Company’s current expectations, plans or forecasts of its future results, revenues, expenses, capital measures, strategy, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in these forward looking statements. Factors that could cause actual results or events to differ materially from those anticipated include, without limitation, the matters implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 19, 2019, as amended in our Current Report on Form 8-K, filed with the SEC on April 15, 2020: (1) market and economic conditions; (2) market trends in the categories in which we compete; (3) the impact of the novel coronavirus (COVID-19) global pandemic; (4) our ability to integrate businesses, to realize the projected results of acquisitions of the Acquired Businesses (defined below) (the “Acquisitions”), including our ability to promptly and effectively integrate the global battery, portable lighting and power business (the “Acquired Battery Business”) and the global auto care business (the “Acquired Auto Care Business” or “GAC”, and together with the Acquired Battery Business, the “Acquired Businesses”) acquired from Spectrum Brands Holdings, Inc. (“Spectrum”); and to obtain expected cost savings, synergies and other anticipated benefits of the Acquisitions within the expected timeframe, or at all; (5) the impact of the acquisitions of the Acquired Businesses on our business operations; (6) the success of new products and the ability to continually develop and market new products; (7) our ability to attract, retain and improve distribution with key customers; (8) our ability to continue planned advertising and other promotional spending; (9) our ability to timely execute strategic initiatives, including restructurings, and international go-to-market changes in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations; (10) the impact of strategic initiatives, including restructurings, on our relationships with employees, customers and vendors; (11) our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure; (12) financial strength of distributors and suppliers; (13) our ability to improve operations and realize cost savings; (14) the impact of the United Kingdom’s future trading relationships following its exit from the European Union; (15) the impact of foreign currency exchange rates and currency controls, as well as offsetting hedges; (16) the impact of adverse or unexpected weather conditions; (17) uncertainty from the expected discontinuance of LIBOR and the transition to any other interest rate benchmark; (18) the impact of raw materials and other commodity costs; (19) the impact of legislative changes or regulatory determinations or changes by federal, state and local, and foreign authorities, including customs and tariff determinations, as well as the impact of potential changes to tax laws, policies and regulations; (20) costs and reputational damage associated with cyber- attacks or information security breaches or other events; (21) the impact of advertising and product liability claims and other litigation; and (22) compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt. 2

Forward-Looking Statements & non-GAAP Financial Measures The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. Forward- looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful comparisons to the corresponding historical or future period. These non-GAAP financial measures exclude items that are not reflective of the Company's on-going operating performance, such as acquisition and integration costs and related items. In addition, these measures help investors to analyze year over year comparability when excluding currency fluctuations, acquisition activity as well as other company initiatives that are not on-going. We believe these non-GAAP financial measures are an enhancement to assist investors in understanding our business and in performing analysis consistent with financial models developed by research analysts. Investors should consider non-GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items being adjusted. We provide the following non-GAAP measures and calculations, as well as the corresponding reconciliation to the closest GAAP measure in the following supplemental schedules: A reconciliation of all non-GAAP financial metrics used can be found in the Appendix of this presentation: ‒ Adjusted Gross Margin excludes any charges related to acquisition and integration charges. ‒ Organic revenue is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the impact of acquisitions, operations in Argentina, and the impact of currency from the changes in foreign currency exchange rates. References to specific quarters and years pertain to our fiscal years, and references to the legacy and/or base business relate to the Energizer business prior to the completion of the Battery and Auto Care Acquisitions. 3

Energizer’s priorities during COVID-19 Health & safety of colleagues and meet the needs of customers and consumers customers Preserve sufficient liquidity to address the uncertainties that lie ahead Continue execution of long-term strategic objectives 4

Organic sales growth driven by distribution gains and surge in demand for batteries in response to COVID-19 Consolidated Net Sales Organic Net Sales Performance* $ USD Millions $587.0 + Increased distribution in U.S. and several $556.4 international markets (+190 basis points) + Replenishment volumes primarily driven by +2.7% surge in demand caused by COVID-19 organic* (+160 basis points) - Channel and product mix in addition to trade investment (-80 basis points) FY Q2'19 FY Q2'20 For the quarter ended March 31 Balanced net sales growth in FY Q2’20 • Uncertainty ahead caused by COVID-19 pandemic • Americas Segment: +2.9% • International Segment: +2.3% • Continued elevated demand for batteries and softness in auto care early in FY Q3’20 • Expect to continue efforts to complete execution of * See Appendix for non-GAAP reconciliation significant battery distribution gains in U.S. and several international awards by end of FY’20 5

Strong year-over-year gains driven by contributions from synergies and organic growth Adjusted Gross Profit Margin* Impacts on Adjusted Gross Margin* + Contribution from synergies 41.6% 40.6% + Lower raw material costs +100 bps - Foreign currency headwinds - Operational costs related to COVID-19 FY Q2'19 FY Q2'20 For the quarter ended March 31 - Channel and product mix in batteries, particularly in international markets • Expect to deliver synergies of $45 to $50 million in FY’20 with approximately 65% in COGS • Current requirements for raw materials were already 90 percent locked through forward contracts * See Appendix for non-GAAP reconciliation o Expect lower commodity cost in the marketplace today to be a benefit in FY’21 6

Increased liquidity as a precautionary measure to address COVID-19 and associated recession Debt Maturity Profile1 As of 3/31/20 on a fiscal year basis Enhanced Financial Position $250 (as of May 1, 2020) + Nearly $600 million of cash on hand $1,506 with 2/3rd held in the U.S. + Approximately $200 million available capacity on the revolver $610 $600 + Total debt of $3.5 billion with nearly $183(2) $91 $143 90% fixed rate debt $45 $91 2020 2021 2022 2023 2024 2025 2026 2027 Existing Debt New Add-on Remain committed to reducing debt over the • Used proceeds of $346 million from long term Varta sale to pay down term loan debt • Excess cash held for liquidity can be used to on January 2, 2020 pay down debt in the future • Completed $250 million add-on to • Strong operating cash flows available to 2026 Senior Notes on April 22, 2020 reduce leverage by ½ turn per year in a (1) Maturity profile excludes capital leases and other affiliate borrowings normal operating environment of $58 million (2) Includes the outstanding amounts on the Revolving Credit Facility 7

Appendix 8

Non-GAAP Reconciliation: Net Sales (amounts in millions) Organic revenue is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the impact of acquisitions, change in Argentina and impact of currency from the changes in foreign currency exchange rates as defined below: • Impact of acquisitions. Energizer completed the Auto Care Acquisition on January 28, 2019 and the Battery Acquisition on January 2, 2019. These adjustments include the impact of the acquisitions' ongoing operations contributed to each respective income statement caption for the first year's operations directly after the acquisition date. This does not include the impact of acquisition and integration costs associated with any acquisition. • Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. For presentation purposes, the Company has recast Argentina's prior period operations as well. • Impact of currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The impact of currency is the difference between the value of current year foreign operations at the current period ending USD exchange rate, compared to the value of the current year foreign operations at the prior period ending USD exchange rate. 9

Non-GAAP Reconciliations: Gross Profit Margin (amounts in millions) Adjusted Gross Margin as a percent of sales excludes the impact of costs related to acquisition and integration. 10